                        EXHIBIT 99-1
                        ------------

               MERCANTILE BANCORPORATION INC.
               HORIZON INVESTMENT AND SAVINGS
                       PLAN AND TRUST

             Financial Statements and Schedules

                 December 31, 1998 and 1997

        (With Independent Auditors' Report Thereon)

                         MERCANTILE BANCORPORATION INC.
                  HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST


                        TABLE OF CONTENTS AND DEFINITIONS
                                                                                          PAGE
TABLE OF CONTENTS:
   Independent Auditors' Report                                                             1

   Statement of Net Assets Available for Plan Benefits, December 31, 1998                   2

   Statement of Net Assets Available for Plan Benefits, December 31, 1997                   3

   Statement of Changes in Net Assets Available for Plan Benefits,
      Year ended December 31, 1998                                                          4

   Statement of Changes in Net Assets Available for Plan Benefits,
      Year ended December 31, 1997                                                          5

   Notes to Financial Statements, December 31, 1998 and 1997                                6

                                                                               SCHEDULE
   Item 27a:
      Schedule of Assets Held for Investment Purposes, December 31, 1998           1       13

      Schedule of Assets Held for Investment Purposes Which
        Were Both Acquired and Disposed of Within the Plan Year                  <F*>

   Item 27b - Schedule of Loans or Fixed Income Obligations                      <F*>

   Item 27c - Schedule of Leases in Default or Classified as Uncollectible       <F*>

   Item 27d - Schedule of Reportable Transactions, Year ended
      December 31, 1998                                                            2       14

   Item 27e - Schedule of Nonexempt Transactions                                 <F*>

<F*> There were no assets held for investment purposes which were both acquired and disposed of within the plan year ended December 31, 1998, and no nonexempt transactions during the year ended December 31, 1998 which require separate disclosure. There were no known loans, fixed income obligations, or leases in default or classified as uncollectible which have not been reported during the year ended December 31, 1998.

DEFINITIONS:

   Plan                 - Mercantile Bancorporation Inc. Horizon Investment
                          and Savings Plan and Trust
   Trustee              - Mercantile Bank N.A.
   ERISA                - Employee Retirement Income Security Act of 1974
   Mercantile (or the
     Company)           - Mercantile Bancorporation Inc. and subsidiaries
   Plan Administrator   - Mercantile Employee Benefits Committee

                INDEPENDENT AUDITORS' REPORT

Mercantile Employee Benefits Committee
Mercantile Bancorporation Inc.
  Horizon Investment and Savings Plan and Trust:


We have audited the accompanying statements of net assets available for plan benefits of the Mercantile Bancorporation Inc. Horizon Investment and Savings Plan and Trust as of December 31, 1998 and 1997, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits as of December 31, 1998 and 1997, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in Schedules 1 and 2 is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of net assets available for plan benefits and the statements of changes in net assets available for plan benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and the changes in net assets available for plan benefits of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                   /s/ KPMG LLP


June 23, 1999
St. Louis, Missouri

                                       MERCANTILE BANCORPORATION INC.
                                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                             Statement of Net Assets Available for Plan Benefits

                                              December 31, 1998
                                                                                  PARTICIPANT-DIRECTED FUNDS
                                                           ----------------------------------------------------------------------
                                                                                           GROWTH       GOVERNMENT
                                                             GROWTH                         AND            AND           MONEY
                                                             EQUITY        BALANCED        INCOME       CORPORATE        MARKET
                                                              FUND           FUND           FUND        BOND FUND         FUND
                                                           ----------     ----------     ----------     ----------     ----------
Assets:
   Total noninterest-bearing cash                          $       --             --             --             --             --

   Receivables:
     Employer contributions                                        --             --             --             --             --
     Participant contributions                                 28,845         63,845        172,024         24,313         22,415
     Accrued income                                             3,440         56,570         48,772         46,089         54,714
                                                           ----------     ----------     ----------     ----------     ----------

           Total receivables                                   32,285        120,415        220,796         70,402         77,129
                                                           ----------     ----------     ----------     ----------     ----------

   Investments at fair value:
     Interest-bearing cash (including
       money market funds)                                      2,286          1,726          1,707          1,688     14,607,267
     Value of interest in registered
       investment companies                                 8,477,318     31,730,033     60,073,362     10,307,920             --
     Common stock                                                  --             --             --             --             --
     Loans to participants                                         --             --             --             --             --
     Other                                                         --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

           Total investments                                8,479,604     31,731,759     60,075,069     10,309,608     14,607,267
                                                           ----------     ----------     ----------     ----------     ----------

           Total assets                                     8,511,889     31,852,174     60,295,865     10,380,010     14,684,396

Liabilities - accrued expenses                                  1,173          3,388          6,673          1,166          2,008
                                                           ----------     ----------     ----------     ----------     ----------

           Net assets available
             for plan benefits                             $8,510,716     31,848,786     60,289,192     10,378,844     14,682,388
                                                           ==========     ==========     ==========     ==========     ==========

                                                                 PARTICIPANT-DIRECTED FUNDS
                                                          -----------------------------------------
                                                                                                         NONPAR-
                                                           SMALL CAP     MERCANTILE        INTER-       TICIPANT-
                                                             EQUITY        STOCK          NATIONAL       DIRECTED
                                                              FUND          FUND            FUND          FUNDS          TOTAL
                                                          -----------    -----------      ---------     ----------    -----------
Assets:
   Total noninterest-bearing cash                                  --             --             --         12,573         12,573

   Receivables:
     Employer contributions                                        --        384,596             --             --        384,596
     Participant contributions                                 66,329        186,458         30,798             --        595,027
     Accrued income                                                 9      1,516,529             51         46,315      1,772,489
                                                           ----------    -----------      ---------     ----------    -----------

           Total receivables                                   66,338      2,087,583         30,849         46,315      2,752,112
                                                           ----------    -----------      ---------     ----------    -----------

   Investments at fair value:
     Interest-bearing cash (including
       money market funds)                                      2,057        308,467          1,808        138,446     15,065,452
     Value of interest in registered
       investment companies                                13,333,528             --      6,866,521             --    130,788,682
     Common stock                                                  --    226,222,830             --      3,653,192    229,876,022
     Loans to participants                                         --             --             --      8,066,838      8,066,838
     Other                                                         --             --             --         13,488         13,488
                                                           ----------    -----------      ---------     ----------    -----------

           Total investments                               13,335,585    226,531,297      6,868,329     11,871,964    383,810,482
                                                           ----------    -----------      ---------     ----------    -----------

           Total assets                                    13,401,923    228,618,880      6,899,178     11,930,852    386,575,167

Liabilities - accrued expenses                                 14,213         32,703            994             --         62,318
                                                           ----------    -----------      ---------     ----------    -----------

           Net assets available
             for plan benefits                             13,387,710    228,586,177      6,898,184     11,930,852    386,512,849
                                                           ==========    ===========      =========     ==========    ===========

See accompanying notes to financial statements.

                                2

                                       MERCANTILE BANCORPORATION INC.
                                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                             Statement of Net Assets Available for Plan Benefits

                                              December 31, 1997
                                                                                   PARTICIPANT-DIRECTED FUNDS
                                                           ----------------------------------------------------------------------
                                                                                           GROWTH        GOVERNMENT
                                                             GROWTH                          AND            AND          MONEY
                                                             EQUITY        BALANCED        INCOME        CORPORATE       MARKET
                                                              FUND           FUND           FUND         BOND FUND        FUND
                                                           ----------     ----------     ----------      ---------     ----------
Assets:
   Total noninterest-bearing cash                          $       --            940            470             --             --

   Receivables:
     Employer contributions                                        --             --             --             --             --
     Accrued income                                             2,485         66,967         81,340         41,481         59,077
     Interfund transfers                                        1,522        124,660        320,245         43,669         42,905
                                                           ----------     ----------     ----------      ---------     ----------

           Total receivables                                    4,007        191,627        401,585         85,150        101,982
                                                           ----------     ----------     ----------      ---------     ----------

   Investments at fair value:
     Interest-bearing cash (including
       money market funds)                                      9,446            579          5,645             57     13,947,792
     Value of interest in registered
       investment companies                                 4,372,071     27,691,361     50,224,411      9,147,640             --
     Common stock                                                  --             --             --             --             --
     Loans to participants                                         --             --             --             --             --
     Other                                                         --             --             --             --             --
                                                           ----------     ----------     ----------      ---------     ----------

           Total investments                                4,381,517     27,691,940     50,230,056      9,147,697     13,947,792
                                                           ----------     ----------     ----------      ---------     ----------

Liabilities:
   Accrued expenses                                               341          3,032          2,161          1,573          1,924
   Interfund transfers                                         68,811             --             --             --             --
                                                           ----------     ----------     ----------      ---------     ----------

           Total liabilities                                   69,152          3,032          2,161          1,573          1,924
                                                           ----------     ----------     ----------      ---------     ----------

           Net assets available
             for plan benefits                             $4,316,372     27,881,475     50,629,950      9,231,274     14,047,850
                                                           ==========     ==========     ==========      =========     ==========


CAPTION>
                                                                 PARTICIPANT-DIRECTED FUNDS
                                                          -----------------------------------------
                                                                                                          NONPAR-
                                                           SMALL CAP     MERCANTILE        INTER-        TICIPANT-
                                                            EQUITY         STOCK          NATIONAL       DIRECTED
                                                             FUND           FUND            FUND          FUNDS          TOTAL
                                                          -----------    -----------      ---------     ----------    -----------
Assets:
   Total noninterest-bearing cash                                  --            470             --             --          1,880

   Receivables:
     Employer contributions                                        --      5,702,174             --             --      5,702,174
     Accrued income                                               112      1,332,584             85          3,752      1,587,883
     Interfund transfers                                      136,419        422,161         64,063             --      1,155,644
                                                           ----------    -----------      ---------     ----------    -----------

           Total receivables                                  136,531      7,456,919         64,148          3,752      8,445,701
                                                           ----------    -----------      ---------     ----------    -----------

   Investments at fair value:
     Interest-bearing cash (including
       money market funds)                                        877        592,932          1,142      1,413,427     15,971,897
     Value of interest in registered
       investment companies                                12,841,759             --      5,301,944             --    109,579,186
     Common stock                                                  --    285,308,617             --             --    285,308,617
     Loans to participants                                         --             --             --      8,837,826      8,837,826
     Other                                                         --             --             --         13,489         13,489
                                                           ----------    -----------      ---------     ----------    -----------

           Total investments                               12,842,636    285,901,549      5,303,086     10,264,742    419,711,015
                                                           ----------    -----------      ---------     ----------    -----------

Liabilities:
   Accrued expenses                                             2,088         32,215            821             --         44,155
   Interfund transfers                                         11,154             --             --      1,075,679      1,155,644
                                                           ----------    -----------      ---------     ----------    -----------

           Total liabilities                                   13,242         32,215            821      1,075,679      1,199,799
                                                           ----------    -----------      ---------     ----------    -----------

           Net assets available
             for plan benefits                             12,965,925    293,326,723      5,366,413      9,192,815    426,958,797
                                                           ==========    ===========      =========     ==========    ===========

See accompanying notes to financial statements.

                                3

                                       MERCANTILE BANCORPORATION INC.
                                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                       Statement of Changes in Net Assets Available for Plan Benefits

                                        Year ended December 31, 1998
                                                                                    PARTICIPANT-DIRECTED FUNDS
                                                           ----------------------------------------------------------------------
                                                                                           GROWTH       GOVERNMENT
                                                             GROWTH                         AND            AND           MONEY
                                                             EQUITY         BALANCED       INCOME       CORPORATE        MARKET
                                                              FUND            FUND          FUND        BOND FUND         FUND
                                                           ----------     ----------     ----------     ----------     ----------
Additions:
   Contributions from:
     Employer                                              $       --             --             --             --             --
     Participants                                             552,839      1,781,041      4,902,030        706,532        632,157
                                                           ----------     ----------     ----------     ----------     ----------

           Total contributions                                552,839      1,781,041      4,902,030        706,532        632,157
                                                           ----------     ----------     ----------     ----------     ----------

   Earnings (loss) on investments:
     Interest:
       Interest-bearing cash (including money market
         funds)                                                 1,550          2,926          6,162          1,091        680,060
       Loans to participants                                       --             --             --             --             --
                                                           ----------     ----------     ----------     ----------     ----------

           Total interest                                       1,550          2,926          6,162          1,091        680,060

     Common stock dividends                                        --             --             --             --             --
     Net appreciation (depreciation) in fair value of
       investments in common stock                                 --             --             --             --             --
     Net investment appreciation (depreciation) in fair
       value of investments in registered investment
       companies                                            1,746,727      3,201,171      6,689,048        812,241             --
     Other income                                                   3             18             32              6              9
                                                           ----------     ----------     ----------     ----------     ----------

           Total earnings (loss) on investments             1,748,280      3,204,115      6,695,242        813,338        680,069
                                                           ----------     ----------     ----------     ----------     ----------

           Total additions                                  2,301,119      4,985,156     11,597,272      1,519,870      1,312,226
                                                           ----------     ----------     ----------     ----------     ----------

Deductions:
   Administrative expenses                                      4,483         17,260         38,864          5,071          7,781
   Benefit payments to participants or beneficiaries          879,858      2,557,634      5,079,363      1,091,397      4,231,691
                                                           ----------     ----------     ----------     ----------     ----------

           Total deductions                                   884,341      2,574,894      5,118,227      1,096,468      4,239,472
                                                           ----------     ----------     ----------     ----------     ----------

           Net increase (decrease) in net assets
             available for plan benefits prior to
             transfers                                      1,416,778      2,410,262      6,479,045        423,402     (2,927,246)

Transfers to the Plan                                       1,267,469      1,117,321      3,321,247        374,649      4,108,574
Interfund transfers, net                                    1,510,097        439,728       (141,050)       349,519       (546,790)
                                                           ----------     ----------     ----------     ----------     ----------

           Net increase (decrease) in net assets
             available for plan benefits                    4,194,344      3,967,311      9,659,242      1,147,570        634,538

Net assets available for plan benefits:
   Beginning of year                                        4,316,372     27,881,475     50,629,950      9,231,274     14,047,850
                                                           ----------     ----------     ----------     ----------     ----------

   End of year                                             $8,510,716     31,848,786     60,289,192     10,378,844     14,682,388
                                                           ==========     ==========     ==========     ==========     ==========


                                                                 PARTICIPANT-DIRECTED FUNDS
                                                          -----------------------------------------
                                                                                                         NONPAR-
                                                           SMALL CAP     MERCANTILE        INTER-       TICIPANT-
                                                            EQUITY          STOCK         NATIONAL       DIRECTED
                                                             FUND           FUND            FUND          FUNDS          TOTAL
                                                          -----------    -----------      ---------     ----------    -----------
Additions:
   Contributions from:
     Employer                                                      --      9,894,517             --             --      9,894,517
     Participants                                           2,019,403      6,370,038        900,829          6,117     17,870,986
                                                           ----------    -----------      ---------     ----------    -----------

           Total contributions                              2,019,403     16,264,555        900,829          6,117     27,765,503
                                                           ----------    -----------      ---------     ----------    -----------

   Earnings (loss) on investments:
     Interest:
       Interest-bearing cash (including money market
         funds)                                                 2,043         62,187          1,171        107,831        865,021
     Loans to participants                                         --             --             --        825,785        825,785
                                                           ----------    -----------      ---------     ----------    -----------

           Total interest                                       2,043         62,187          1,171        933,616      1,690,806

     Common stock dividends                                        --      5,988,124             --         47,114      6,035,238
     Net appreciation (depreciation) in fair value of
       investments in common stock                                 --    (72,727,821)            --        574,558    (72,153,263)
     Net investment appreciation (depreciation) in fair
       value of investments in registered investment
       companies                                           (1,244,531)            --        950,677             --     12,155,333
     Other income                                                   9             --              4        102,353        102,434
                                                           ----------    -----------      ---------     ----------    -----------

           Total earnings (loss) on investments            (1,242,479)   (66,677,510)       951,852      1,657,641    (52,169,452)
                                                           ----------    -----------      ---------     ----------    -----------

           Total additions                                    776,924    (50,412,955)     1,852,681      1,663,758    (24,403,949)
                                                           ----------    -----------      ---------     ----------    -----------

Deductions:
   Administrative expenses                                     22,689        193,088          5,345          3,177        297,758
   Benefit payments to participants or beneficiaries        1,303,886     31,896,939        571,646     11,577,200     59,189,614
                                                           ----------    -----------      ---------     ----------    -----------

           Total deductions                                 1,326,575     32,090,027        576,991     11,580,377     59,487,372
                                                           ----------    -----------      ---------     ----------    -----------

           Net increase (decrease) in net assets
             available for plan benefits prior to
             transfers                                       (549,651)   (82,502,982)     1,275,690     (9,916,619)   (83,891,321)

Transfers to the Plan                                         818,300     17,129,897        234,375     15,073,541     43,445,373
Interfund transfers, net                                      153,136        632,539         21,706     (2,418,885)            --
                                                           ----------    -----------      ---------     ----------    -----------

           Net increase (decrease) in net assets
             available for plan benefits                      421,785    (64,740,546)     1,531,771      2,738,037    (40,445,948)

Net assets available for plan benefits:
   Beginning of year                                       12,965,925    293,326,723      5,366,413      9,192,815    426,958,797
                                                           ----------    -----------      ---------     ----------    -----------

   End of year                                             13,387,710    228,586,177      6,898,184     11,930,852    386,512,849
                                                           ==========    ===========      =========     ==========    ===========


See accompanying notes to financial statements.

                                4

                                       MERCANTILE BANCORPORATION INC.
                                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                       Statement of Changes in Net Assets Available for Plan Benefits

                                        Year ended December 31, 1997
                                                                                   PARTICIPANT-DIRECTED FUNDS
                                                            ---------------------------------------------------------------------
                                                                                           GROWTH        GOVERNMENT
                                                             GROWTH                         AND             AND          MONEY
                                                             EQUITY        BALANCED        INCOME        CORPORATE       MARKET
                                                              FUND           FUND           FUND         BOND FUND        FUND
                                                            ---------     ----------     ----------      ----------     ---------
Additions:
   Contributions from:
     Employer                                              $       --             --             --             --             --
     Participants                                               2,387      1,755,877      4,354,171        571,115        888,576
                                                           ----------     ----------     ----------      ---------     ----------

           Total contributions                                  2,387      1,755,877      4,354,171        571,115        888,576
                                                           ----------     ----------     ----------      ---------     ----------

   Earnings on investments:
     Interest:
       Interest-bearing cash (including money market
         funds)                                                   411          2,600          4,664          1,436        586,842
       Certificates of deposit                                     --             --             --             --            737
       Loans to participants                                       --             --             --             --             --
                                                           ----------     ----------     ----------      ---------     ----------

           Total interest                                         411          2,600          4,664          1,436        587,579

     Common stock dividends                                        --             --             --             --             --
     Net appreciation in fair value of
       investments in common stock                                 --             --             --             --             --
     Net investment appreciation (depreciation) in fair
       value of investments in registered investment
       companies                                              (25,404)     4,169,602     10,259,961        672,878             --
     Other income                                                  --          5,648         17,772             59             --
                                                           ----------     ----------     ----------      ---------     ----------

           Total earnings on investments                      (24,993)     4,177,850     10,282,397        674,373        587,579
                                                           ----------     ----------     ----------      ---------     ----------

           Total additions                                    (22,606)     5,933,727     14,636,568      1,245,488      1,476,155
                                                           ----------     ----------     ----------      ---------     ----------

Deductions:
   Administrative expenses                                        341         22,307         36,355          8,455         11,021
   Benefit payments to participants or beneficiaries          325,072      2,486,574      3,080,210        812,541      1,867,589
                                                           ----------     ----------     ----------      ---------     ----------

           Total deductions                                   325,413      2,508,881      3,116,565        820,996      1,878,610
                                                           ----------     ----------     ----------      ---------     ----------

           Net increase (decrease) in net assets
             available for plan benefits prior to
             transfers                                       (348,019)     3,424,846     11,520,003        424,492       (402,455)

Transfers to the Plan                                       4,331,323      1,215,320      2,516,976        546,464      3,943,976
Interfund transfers, net                                      333,068       (571,526)      (389,861)       218,695        554,764
                                                           ----------     ----------     ----------      ---------     ----------

           Net increase in net assets
             available for plan benefits                    4,316,372      4,068,640     13,647,118      1,189,651      4,096,285

Net assets available for plan benefits:
   Beginning of year                                               --     23,812,835     36,982,832      8,041,623      9,951,565
                                                           ----------     ----------     ----------      ---------     ----------

   End of year                                             $4,316,372     27,881,475     50,629,950      9,231,274     14,047,850
                                                           ==========     ==========     ==========      =========     ==========

                                                                 PARTICIPANT-DIRECTED FUNDS
                                                          -----------------------------------------
                                                                                                          NONPAR-
                                                           SMALL CAP     MERCANTILE        INTER-        TICIPANT-
                                                            EQUITY         STOCK          NATIONAL       DIRECTED
                                                             FUND           FUND            FUND           FUNDS         TOTAL
                                                          -----------    -----------      ---------      ---------    -----------
Additions:
   Contributions from:
     Employer                                                      --     10,821,114             --          3,799     10,824,913
     Participants                                           1,959,909      4,146,377        961,615            848     14,640,875
                                                           ----------    -----------      ---------      ---------    -----------

           Total contributions                              1,959,909     14,967,491        961,615          4,647     25,465,788
                                                           ----------    -----------      ---------      ---------    -----------

   Earnings on investments:
     Interest:
       Interest-bearing cash (including money market
         funds)                                                 2,040         39,606          1,250        152,038        790,887
       Certificates of deposit                                     --             --             --             --            737
       Loans to participants                                       --             --             --        783,730        783,730
                                                           ----------    -----------      ---------      ---------    -----------

           Total interest                                       2,040         39,606          1,250        935,768      1,575,354

     Common stock dividends                                        --      4,704,859             --         32,515      4,737,374
     Net appreciation in fair value of
       investments in common stock                                 --    113,817,305             --      1,561,769    115,379,074
     Net investment appreciation (depreciation) in fair
       value of investments in registered investment
       companies                                            2,121,670             --        156,711        493,317     17,848,735
     Other income                                               2,905              1            883        208,342        235,610
                                                           ----------    -----------      ---------      ---------    -----------

           Total earnings on investments                    2,126,615    118,561,771        158,844      3,231,711    139,776,147
                                                           ----------    -----------      ---------      ---------    -----------

           Total additions                                  4,086,524    133,529,262      1,120,459      3,236,358    165,241,935
                                                           ----------    -----------      ---------      ---------    -----------

Deductions:
   Administrative expenses                                     10,733        145,745          3,914          5,285        244,156
   Benefit payments to participants or beneficiaries          789,301     15,883,396        349,836      3,767,103     29,361,622
                                                           ----------    -----------      ---------      ---------    -----------

           Total deductions                                   800,034     16,029,141        353,750      3,772,388     29,605,778
                                                           ----------    -----------      ---------      ---------    -----------

           Net increase (decrease) in net assets
             available for plan benefits prior to
             transfers                                      3,286,490    117,500,121        766,709       (536,030)   135,636,157

Transfers to the Plan                                         640,946     41,887,472        518,459         74,300     55,675,236
Interfund transfers, net                                   (1,006,118)      (927,908)        74,924      1,713,962             --
                                                           ----------    -----------      ---------      ---------    -----------

           Net increase in net assets
             available for plan benefits                    2,921,318    158,459,685      1,360,092      1,252,232    191,311,393

Net assets available for plan benefits:
   Beginning of year                                       10,044,607    134,867,038      4,006,321      7,940,583    235,647,404
                                                           ----------    -----------      ---------      ---------    -----------

   End of year                                             12,965,925    293,326,723      5,366,413      9,192,815    426,958,797
                                                           ==========    ===========      =========      =========    ===========

See accompanying notes to financial statements.

                                5

                   MERCANTILE BANCORPORATION INC.
           HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                   Notes to Financial Statements

                    December 31, 1998 and 1997


(1)  DESCRIPTION OF THE PLAN

     The following description of the Plan provides only general information. Interested parties should refer to the plan document for a more complete description of the Plan's provisions.

          GENERAL

          The Plan, which was adopted in 1969, is a defined contribution plan which covers all employees of Mercantile who have completed one year of eligible service or employees with an account balance resulting from a qualified rollover. The Plan is subject to the provisions of ERISA and structured to incorporate the provisions available under
          Section 401(k) of the Internal Revenue Code, which allows member and sponsor contributions to be excluded from federal and state income taxation within certain prescribed limits. The Plan Administrator, appointed by the Mercantile Board of Directors, manages and directs the operation of the Plan.

          CONTRIBUTIONS

          Each participant may contribute 1% to 15% of their annual compensation (subject to federal limits) and may elect to have their contributions invested and allocated earnings reinvested to their account in the following separate investment funds within the Plan:

          * Growth Equity Fund, which invests in the Arch Growth Equity Portfolio. The Arch Growth Equity Portfolio is a mutual fund that invests in common stocks of proven mid-to-large-sized companies.

          *    Balanced Fund, which invests in the Arch Balanced
               Portfolio. The Arch Balanced Portfolio is a mutual fund that invests in fixed-income securities and equity securities.

          * Growth and Income Fund, which invests in the Arch Growth and Income Equity Portfolio. The Arch Growth and Income Equity Portfolio is a mutual fund that primarily invests in broadly diversified equity securities.

          * Government and Corporate Bond Fund, which invests in the Arch Government and Corporate Bond Portfolio. The Arch Government and Corporate Bond Portfolio is a mutual fund that primarily invests in debt obligations with maturity dates of one year or more.

          * Money Market Fund, which invests in the Arch Money Market Portfolio Trust Shares. The Arch Money Market Portfolio Trust Shares is a mutual fund that primarily invests in fixed income obligations with maturity dates of less than one year.

          * Small Cap Equity Fund which invests in the Arch Small Cap Equity Portfolio. The Arch Small Cap Equity Portfolio is a mutual fund that invests in common stocks of emerging or established small-to-medium-sized companies.

          * Mercantile Stock Fund, which invests in the common stock of Mercantile.


                               6                         (Continued)

                 MERCANTILE BANCORPORATION INC.
          HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

               Notes to Financial Statements

                 December 31, 1998 and 1997

          *    International Fund, which invests in the Arch
               International Equity Portfolio. The Arch International Equity Portfolio is a mutual fund that invests in a diversified portfolio of international stocks.

          Subject to the provisions of the Plan prior to January 1, 1998, each participant is eligible to receive employer contributions. Mercantile's contribution has both a matching and incentive component. As a matching component, Mercantile contributes 50% of a participant's contribution up to a maximum employer contribution equal to 3% of a participant's salary. Mercantile's incentive contribution is based on a formula using a return-on-assets ratio. Incentive contributions cannot exceed 6% of the total compensation paid to participants during a plan year. Both the matching and the incentive contributions are invested in the Mercantile Stock Fund. The plan document was amended and restated effective January 1, 1998. Beginning January 1, 1998, Mercantile contributes 100% of a participant's contribution up to an employer contribution equal to 3% of a participant's salary plus 50% of a participant's contribution up to an employer contribution equal to the next 3% of a participant's salary. Mercantile's incentive component is no longer applicable effective January 1, 1998.

          PARTICIPANT ACCOUNTS

          Each participant account is credited with the participant's contribution, an allocation of employer contributions, and an allocation of plan earnings net of administrative expenses. Allocations are based on participant compensation or account balances, as defined in the plan document. The benefit to which a participant is entitled is the benefit that can be provided from the participant's account.

          NONPARTICIPANT-DIRECTED FUNDS

          Included in nonparticipant-directed funds are a Loan Fund, Insurance Fund, several temporary funds, and Suspense Fund. The Loan Fund allows participating employees to borrow money, within specified limits, in the form of interest-bearing promissory notes from the Plan to be repaid over a period not to exceed five years for general loans or 10 years for mortgage loans. The Insurance Fund relates only to certain employees who were merged into the Plan via acquisition activity. The Insurance Fund provides for the payment of a participant's life insurance premiums via pre-tax contributions. The temporary funds capture and distribute assets received from plans merged into the Plan. The Suspense Fund captures and distributes contributions, administrative expenses, and benefit payments to participants or beneficiaries.

          VESTING

          Participants are fully vested in their account balances, including employer matching and incentive contributions.

          BENEFIT PAYMENTS

          Upon termination of employment, participants with an account balance less than $5,000 are paid in a lump sum. Participants with an account balance of $5,000 or more, upon

                                7                           (Continued)

                  MERCANTILE BANCORPORATION INC.
          HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

               Notes to Financial Statements

                 December 31, 1998 and 1997

          termination of employment, may elect to be paid the balance of their account, either immediately or upon retirement, in a lump sum or installments over a period not to exceed 10 years in accordance with plan provisions.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          BASIS OF ACCOUNTING

          The accompanying financial statements have been prepared on an accrual basis, with the exception of benefits which are recorded when paid, and present the net assets available for plan benefits and changes in those assets. The preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires the Plan's management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

          VALUATION OF INVESTMENTS

          The Plan's investments are stated at current (or fair) value. Securities traded on a national securities exchange, including Mercantile Bancorporation Inc. common stock, are valued at the last reported sales price on the last business day of the plan year.

          Interest in registered investment companies represents units of participation in Arch Mutual Funds (subsequently renamed the Mercantile Mutual Funds effective March 31, 1999). Interest-bearing cash represents units of participation in the Arch Money Market Portfolio Trust Shares. Units of Arch Mutual Funds and Arch Money Market Portfolio Trust Shares are valued at quoted market prices which represent the net asset value of shares held by the Plan as provided by BYSIS Fund Services, the administrator of Arch Funds, Inc.

          Loans to participants represent the unpaid principal of employee loans and are valued at cost which approximates fair value.

          INVESTMENT TRANSACTIONS

          Investment purchases and sales are recorded on a trade-date basis (date the order to buy or sell is executed). The realized gains or losses on investments are determined principally using the average cost of the individual security issue as a basis. Average cost is based on the market value of the security at the beginning of the year and the acquisition cost of any purchases made during the year.

          Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Uninvested moneys within each fund are temporarily invested in the Arch Money Market Portfolio Trust Shares.

          COSTS OF PLAN ADMINISTRATION

          Fees and expenses incurred by the Trustee and the Plan's management in the administration of the Plan are paid by Mercantile and from plan assets. Expenses solely attributable to the investment of plan funds are paid from plan assets.

                                8                         (Continued)

                   MERCANTILE BANCORPORATION INC.
           HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                   Notes to Financial Statements

                     December 31, 1998 and 1997

(3)  INVESTMENTS

     The Plan's investments are maintained in a trust fund managed by the Trustee on behalf of the Plan. The investments and changes therein of this trust fund have been reported to the Plan by the Trustee. The following table presents the fair value of investments at December 31, 1998 and 1997. Investments that represent 5% or more of the Plan's assets are separately identified:

                                                                   1998              1997
                                                               ------------       -----------
     Investments at fair value as determined by quoted
         market price:
            Cash equivalents                                   $ 15,065,452        15,971,897
            Interest in registered investment companies:
               Arch Balanced Portfolio                           31,730,033        27,691,361
               Arch Growth and Income Equity Portfolio           60,073,362        50,224,411
               Other                                             38,985,287        31,663,414
            Common stocks -
               Mercantile Bancorporation Inc., 4,983,762
                  and 4,639,165 shares, respectively            229,876,022       285,308,617
                                                               ------------       -----------

                                                                375,730,156       410,859,700

     Investments at estimated fair value                          8,080,326         8,851,315
                                                               ------------       -----------

                     Total investments                         $383,810,482       419,711,015
                                                               ============       ===========

     During 1998 and 1997, the Plan's investments, exclusive of investments in registered investment companies, appreciated
     (depreciated) in fair value as follows:

                                                   1998                           1997
                                        --------------------------       -----------------------
                                         REALIZED      UNREALIZED        REALIZED    UNREALIZED
                                        -----------    -----------       ---------   -----------
     Net appreciation (depreciation)
         in fair value of investments
         - investments at fair value
         as determined by quoted
         market price - common
         stocks                         $(3,455,111)   (68,698,152)      3,134,261   112,244,813
                                        ===========    ===========       =========   ===========

                                9                             (Continued)

                   MERCANTILE BANCORPORATION INC.
           HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                   Notes to Financial Statements

                     December 31, 1998 and 1997

(4)  RECONCILIATION OF FINANCIAL STATEMENTS TO FORM 5500

     The following is a reconciliation of net assets available for plan benefits per the financial statements to Form 5500:

                                                                   1998               1997
                                                               ------------       -----------
     Net assets available for plan benefits per the
         financial statements                                  $386,512,849       426,958,797

      Amounts allocated to withdrawing participants              (9,558,213)      (11,122,033)
                                                               ------------       -----------
      Net assets available for plan benefits per the
         Form 5500                                             $376,954,636       415,836,764
                                                               ============       ===========

     The following is a reconciliation of benefits paid to participants per the financial statements to Form 5500:

                                                                   1998               1997
                                                                -----------        ----------
     Benefits paid to participants per the financial
         statements                                             $59,189,614        29,361,622
     Add amounts allocated to withdrawing participants at
         December 31, current year                                9,558,213        11,122,033
     Less amounts allocated to withdrawing participants at
         December 31, prior year                                (11,122,033)       (2,688,173)
                                                                -----------        ----------

     Benefits paid to participants per the Form 5500            $57,625,794        37,795,482
                                                                ===========        ==========

     Amounts allocated to withdrawing participants are recorded on the Form 5500 for benefit claims that have been processed and approved for payment prior to December 31 but not yet paid as of that date.

                                10                          (Continued)

                   MERCANTILE BANCORPORATION INC.
           HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                   Notes to Financial Statements

                     December 31, 1998 and 1997


(5)  TRANSFERS TO THE PLAN

     During 1998 and 1997, the following plans merged into the Plan. The mergers were related to Mercantile's corporate acquisitions:

                                                                                            EFFECTIVE                 TOTAL
                                                                                               DATE                PLAN ASSETS
                                                                                        -----------------          -----------
     1998 plan mergers:
         Horizon Bancorp, Inc. Employee Stock
            Ownership & Savings Plan                                                    November 18, 1998          $16,371,803
         Roosevelt Bank Employees' Savings & Profit Sharing Plan                          January 1, 1998           22,335,458
         Kirksville Federal Savings Bank 401(k)
            Plan                                                                          January 1, 1998            2,788,651
         Homecorp, Inc. Employee Stock Ownership
            & 401(k) Plan                                                                    July 1, 1998            1,949,461
                                                                                                                   -----------

               Total transfers to the Plan                                                                         $43,445,373
                                                                                                                   ===========
     1997 plan mergers:
         First Financial Corporation of America
            Profit Sharing Trust                                                          January 1, 1997           $1,718,501
         Peoples State Bank Employee Savings and
            Profit Sharing Plan                                                           January 1, 1997            1,074,608
         Today's Bancorp, Inc. Employees Stock
            Ownership Plan                                                                  March 3, 1997            3,845,310
         Regional Bancshares, Inc. 401(k) Plan                                               July 1, 1997              969,953
         First City National Bank 401(k) Plan                                                July 3, 1997              112,434
         Mark Twain Bancshares, Inc. Savings
            Challenge Plan                                                               November 5, 1997           47,954,430
                                                                                                                   -----------

               Total transfers to the Plan                                                                         $55,675,236
                                                                                                                   ===========

(6)  RELATED PARTY TRANSACTIONS

     On various dates during 1997, the Plan purchased and sold shares of Mercantile common stock at fair value for investment in the Plan's Mercantile Stock Fund.

     Certain plan investments are shares of mutual funds managed by Mercantile Bank N.A., a wholly owned subsidiary of Mercantile. Mercantile Bank N.A. is the trustee of the Plan and, therefore, these transactions qualify as party-in-interest transactions.

                                11                          (Continued)

                   MERCANTILE BANCORPORATION INC.
           HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                   Notes to Financial Statements

                    December 31, 1998 and 1997

(7)  INCOME TAX STATUS

     The Internal Revenue Service has determined and informed Mercantile by a letter dated August 7, 1996, that the Plan and related trust are designed in accordance with applicable sections of the Internal Revenue Code (IRC) and, therefore, are exempt from federal income taxes. The Plan has been amended and restated since receiving the tax determination letter. However, the Plan Administrator and the Plan's tax counsel believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC.

(8)  PLAN TERMINATION

     While Mercantile has not expressed any intent to terminate the Plan or discontinue contributions, it may do so at any time, subject to the provisions set forth in ERISA.

(9)  SUBSEQUENT EVENTS (UNAUDITED)

     In September 1998, Mercantile acquired First Financial
     Bancorporation. In conjunction with the acquisition, the First National Bank Iowa Salary Reduction Profit Sharing Plan merged into the Plan effective January 1999. The fair value of the assets merged into the Plan was approximately $6,620,000.

     In August 1998, Mercantile acquired Financial Services Corporation of the Midwest. In conjunction with the acquisition, the Rock Island Bank Saving Trust Plan merged into the Plan effective January 1999. The fair value of the assets merged into the Plan was approximately $5,614,000.

     In July 1998, Mercantile acquired CBT Corporation. In conjunction with the acquisition, the CBT Savings and Profit Sharing Plan and CBT Money Purchase Pension Plan merged into the Plan effective January 1999. The fair value of the assets merged into the Plan was approximately $11,306,000 and $1,863,000, respectively.

     Also in July 1998, Mercantile acquired Firstbank of Illinois Co. In conjunction with the acquisition, the First Bank of Illinois Profit Sharing Plan, Central Bank Profit Sharing Plan, and Central Bank Frozen 401(k) Plan merged into the Plan effective January 1999. The fair value of the assets merged into the Plan was approximately $54,916,000, $4,617,000, and $361,000, respectively.

     On April 30, 1999, a definitive Agreement and Plan of Merger by and between Mercantile and Firstar Corporation (Firstar) was signed. Mercantile will merge with and into Firstar in a transaction intended to be a tax-free reorganization. Firstar, headquartered in Milwaukee, is a $38 billion-asset bank holding company with approximately 720 full-service banking offices in Ohio, Wisconsin, Kentucky, Illinois, Indiana, Iowa, Minnesota, Tennessee, and Arizona. The transaction is expected to close in the fourth quarter of 1999.

                                                             SCHEDULE 1

                                           MERCANTILE BANCORPORATION INC.
                                   HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                            Item 27a -- Schedule of Assets Held for Investment Purposes

                                                  December 31, 1998
    SHARES OR                                                                                               CURRENT
      UNITS                                                                             COST                 VALUE
  --------------                                                                    ------------          -----------
                     Cash equivalents - Arch Money Market Portfolio
  15,065,452<F*>        Trust Shares                                                $ 15,065,452           15,065,452
                                                                                    ------------          -----------
                     Registered investment companies:
     531,876<F*>        Arch International Equity Portfolio                            6,217,130            6,866,521
   1,049,058<F*>        Arch Small Cap Equity Portfolio                               13,361,561           13,333,528
     978,910<F*>        Arch Government and Corporate Bond Portfolio                  10,087,987           10,307,921
   2,639,770<F*>        Arch Balanced Portfolio                                       29,558,414           31,730,033
   3,252,483<F*>        Arch Growth and Income Equity Portfolio                       53,024,965           60,073,362
     437,426<F*>        Arch Growth Equity Portfolio                                   7,586,924            8,477,317
                                                                                    ------------          -----------

                                                                                     119,836,981          130,788,682
                                                                                    ------------          -----------

   4,983,762<F*>     Mercantile Bancorporation Inc. common stock                     106,083,292          229,876,022

                     Loans to participants -- general purpose and residential
   8,066,838           loans (interest rates range from 6.25% to 10.50%)               8,066,838            8,066,838

     150,023         Equitable Life Insurance                                              7,390               13,488
                                                                                    ------------          -----------

                            Total assets held for investment purposes               $249,059,953          383,810,482
                                                                                    ============          ===========

<F*>Represents party-in-interest transaction allowable under ERISA regulations.

See accompanying independent auditors' report.

                                                           SCHEDULE 2

                                              MERCANTILE BANCORPORATION INC.
                                      HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                                     Item 27d -- Schedule of Reportable Transactions

                                              Year ended December 31, 1998
                                                                                                                          EXPENSES
                                                                                                                          INCURRED
      IDENTITY OF                                                         PURCHASE       SELLING              LEASE         WITH
     PARTY INVOLVED                   DESCRIPTION OF ASSET                 PRICE          PRICE               RENTAL    TRANSACTION
-------------------------------  -------------------------------------- ------------   ------------           ------    -----------
Arch Money Market
  Portfolio Trust Shares   <F*>  Purchases of Arch Money Market
                                   Portfolio Trust Shares               $108,707,611             --             --             --

Arch Money Market
  Portfolio Trust Shares   <F*>  Sales of Arch Money Market
                                   Portfolio Trust Shares                         --    109,644,667             --             --

MTC Master Money Market
  Account                  <F*>  Purchases of MTC Master Money
                                   Market Account                          1,071,095             --             --             --

MTC Master Money Market
  Account                  <F*>  Sales of MTC Master Money Market
                                   Account                                        --      1,071,095             --             --

Mercantile Bancorporation
  Inc.                     <F*>  Purchases of Mercantile Bancorporation
                                   Inc. common stock                      19,454,589             --             --         22,696

Mercantile Bancorporation
  Inc.                     <F*>  Sales of Mercantile Bancorporation
                                   Inc. common stock                              --      2,208,128             --          3,022

Arch Balanced Portfolio    <F*>  Purchases of Arch Balanced Portfolio
                                   shares                                  6,426,903             --             --             --

Arch Balanced Portfolio    <F*>  Sales of Arch Balanced Portfolio
                                   shares                                         --      2,715,462             --             --

Arch Small Capital Equity
  Portfolio                <F*>  Purchases of Arch Small Cap Equity
                                   Portfolio shares                        2,974,451             --             --             --

Arch Small Capital Equity
  Portfolio                <F*>  Sales of Arch Small Cap Equity Portfolio
                                   shares                                         --      1,184,700             --             --

Arch Government and
  Corporate Bond
  Portfolio                <F*>  Purchases of Arch Government and
                                   Corporate Bond Portfolio shares         2,631,410             --             --             --

Arch Government and
  Corporate Bond
  Portfolio                <F*>  Sales of Arch Government and Corporate
                                   Bond Portfolio shares                          --      1,560,300             --             --

Arch International
  Equity Portfolio
  shares                   <F*>  Purchases of Arch International Equity
                                   Portfolio shares                        1,927,996             --             --             --

Arch International
  Equity Portfolio
  shares                   <F*>  Sales of Arch International Equity
                                   Portfolio shares                               --        912,800             --             --

Arch Growth and Income
  Equity Portfolio         <F*>  Purchases of Arch Growth and Income
                                   Equity Portfolio shares                13,470,853             --             --             --

Arch Growth and Income
  Equity Portfolio         <F*>  Sales of Arch Growth and Income
                                   Equity Portfolio shares                        --      5,560,418             --             --

Arch Growth Equity
  Portfolio                <F*>  Purchases of Arch Growth Equity
                                   Portfolio shares                        3,742,849             --             --             --

Arch Growth Equity
  Portfolio                <F*>  Sales of Arch Growth Equity
                                   Portfolio shares                               --        600,500             --             --
                                                                        ============    ===========            ====        =======

                                                                                       CURRENT VALUE
                                                                            COST        OF ASSET ON
        IDENTITY OF                                                          OF         TRANSACTION     NET GAIN
       PARTY INVOLVED                     DESCRIPTION OF ASSET             ASSETS           DATE        OR (LOSS)
-------------------------------  --------------------------------------  -----------    -----------     ---------
Arch Money Market
  Portfolio Trust Shares   <F*>  Purchases of Arch Money Market
                                   Portfolio Trust Shares                108,707,611    108,707,611           --

Arch Money Market
  Portfolio Trust Shares   <F*>  Sales of Arch Money Market
                                   Portfolio Trust Shares                109,644,667    109,644,667           --

MTC Master Money Market
  Account                  <F*>  Purchases of MTC Master Money
                                   Market Account                          1,071,095      1,071,095           --

MTC Master Money Market
  Account                  <F*>  Sales of MTC Master Money Market
                                   Account                                 1,071,095      1,071,095           --

Mercantile Bancorporation
  Inc.                     <F*>  Purchases of Mercantile Bancorporation
                                   Inc. common stock                      19,454,589     19,454,589           --

Mercantile Bancorporation
  Inc.                     <F*>  Sales of Mercantile Bancorporation
                                   Inc. common stock                         242,365      2,208,128     1,965,763

Arch Balanced Portfolio    <F*>  Purchases of Arch Balanced Portfolio
                                   shares                                  6,426,903      6,426,903           --

Arch Balanced Portfolio    <F*>  Sales of Arch Balanced Portfolio
                                   shares                                  2,461,992      2,715,462       253,470

Arch Small Capital Equity
  Portfolio                <F*>  Purchases of Arch Small Cap Equity
                                   Portfolio shares                        2,974,451      2,974,451           --

Arch Small Capital Equity
  Portfolio                <F*>  Sales of Arch Small Cap Equity Portfolio
                                   shares                                  1,249,440      1,184,700       (64,740)

Arch Government and
  Corporate Bond
  Portfolio                <F*>  Purchases of Arch Government and
                                   Corporate Bond Portfolio shares         2,631,410      2,631,410           --

Arch Government and
  Corporate Bond
  Portfolio                <F*>  Sales of Arch Government and Corporate
                                   Bond Portfolio shares                   1,520,335      1,560,300        39,965

Arch International
  Equity Portfolio
  shares                   <F*>  Purchases of Arch International Equity
                                   Portfolio shares                        1,927,996      1,927,996           --

Arch International
  Equity Portfolio
  shares                   <F*>  Sales of Arch International Equity
                                   Portfolio shares                          810,465        912,800       102,335

Arch Growth and Income
  Equity Portfolio         <F*>  Purchases of Arch Growth and Income
                                   Equity Portfolio shares                13,470,853     13,470,853           --

Arch Growth and Income
  Equity Portfolio         <F*>  Sales of Arch Growth and Income
                                   Equity Portfolio shares                 4,850,731      5,560,418       709,687

Arch Growth Equity
  Portfolio                <F*>  Purchases of Arch Growth Equity
                                   Portfolio shares                        3,742,849      3,742,849           --

Arch Growth Equity
  Portfolio                <F*>  Sales of Arch Growth Equity
                                   Portfolio shares                          555,926        600,500        44,574
                                                                         ===========    ===========     =========

<F*> Represents party-in-interest transaction allowable under ERISA regulations.


See accompanying independent auditors' report.

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